UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF

REGISTERED MANAGEMENT COMPANY

Investment Company Act file number:    811-22455

Cohen & Steers Select Preferred and Income Fund, Inc.

Exact Name of Registrant (as specified in charter)

280 Park Avenue New York, NY	10017
Address of Principal Executive Office	(Zip code)

Dana DeVivo

280 Park Avenue

New York, NY 10017

Name and address of agent for service

Registrant telephone number, including area code:    (212) 832-3232

Date of fiscal year end:    December 31

Date of reporting period:    March 31, 2018

Item 1. Schedule of Investments

COHEN & STEERS SELECT PREFERRED AND INCOME FUND, INC.

SCHEDULE OF INVESTMENTS

March 29, 2018 (Unaudited)*

		Number of Shares	Value
PREFERRED SECURITIES—$25 PAR VALUE	26.4%
BANKS	8.7%
Bank of America Corp., 6.20%, Series CC(a)		69,634	$1,811,877
Bank of America Corp., 6.00%, Series EE(a)		79,820	2,071,329
Bank of America Corp., 6.50%, Series Y(a)		88,230	2,329,272
Citigroup, 7.125% to 9/30/23, Series J(a),(b)		39,953	1,141,058
Citigroup, 6.875% to 11/15/23, Series K(a),(b)		30,900	866,127
Citigroup, 6.30%, Series S(a)		102,777	2,702,007
Deutsche Bank Contingent Capital Trust V, 8.05%(a)		60,000	1,533,600
GMAC Capital Trust I, 7.624%, due 2/15/40, Series 2 (TruPS) (FRN) (3 Month US LIBOR + 5.785%)(c)		100,000	2,598,000
Huntington Bancshares, 6.25%, Series D(a)		59,156	1,612,001
JPMorgan Chase & Co., 6.125%, Series Y(a)		55,000	1,439,350
New York Community Bancorp, 6.375% to 3/17/27, Series A(a),(b)		47,509	1,293,670
Regions Financial Corp., 6.375% to 9/15/24, Series B(a),(b)		61,629	1,713,902
TCF Financial Corp., 5.70%, Series C(a)		89,600	2,240,000
Wells Fargo & Co., 6.625% to 3/15/24, Series R(a),(b)		40,564	1,132,952
Wells Fargo & Co., 5.50%, Series X(a)		43,000	1,069,410
Wells Fargo & Co., 5.625%, Series Y(a)		89,875	2,251,369

			27,805,924

ELECTRIC	2.7%
INTEGRATED ELECTRIC	1.1%
DTE Energy Co., 5.375%, due 6/1/76, Series B		51,859	1,279,362
Integrys Holdings, 6.00% to 8/1/23, due 8/1/73(b)		87,832	2,316,569

			3,595,931

REGULATED ELECTRIC	1.6%
Southern Co./The, 5.25%, due 12/1/77		28,924	702,853
Southern Co./The, 6.25%, due 10/15/75		159,308	4,247,151

			4,950,004

TOTAL ELECTRIC			8,545,935

FINANCIAL	5.5%
DIVERSIFIED FINANCIAL SERVICES	1.1%
KKR & Co. LP, 6.75%, Series A(a)		88,000	2,316,160
Stifel Financial Corp., 6.25%, Series A(a)		42,325	1,125,845

			3,442,005

INVESTMENT BANKER/BROKER	4.4%
Carlyle Group LP/The, 5.875%, Series A(a)		134,800	3,243,288

		Number of Shares	Value
Charles Schwab Corp./The, 5.95%, Series D(a)		66,145	$1,732,338
Morgan Stanley, 6.875% to 1/15/24, Series F(a),(b)		123,526	3,462,434
Morgan Stanley, 6.375% to 10/15/24, Series I(a),(b)		123,987	3,362,527
Morgan Stanley, 5.85% to 4/15/27, Series K(a),(b)		91,075	2,376,147

			14,176,734

TOTAL FINANCIAL			17,618,739

INDUSTRIALS—CHEMICALS	1.9%
CHS, 7.10% to 3/31/24, Series II(a),(b)		95,332	2,678,829
CHS, 6.75% to 9/30/24, Series III(a),(b)		63,597	1,712,668
CHS, 7.50%, Series IV(a)		64,655	1,805,814

			6,197,311

INSURANCE	4.0%
MULTI-LINE	1.1%
Allstate Corp., 5.625%, Series G(a)		45,000	1,131,525
WR Berkley Corp., 5.75%, due 6/1/56		89,350	2,247,152

			3,378,677

MULTI-LINE—FOREIGN	0.6%
PartnerRe Ltd., 6.50%, Series G (Bermuda)(a)		76,959	2,055,575

PROPERTY CASUALTY—FOREIGN	0.7%
Axis Capital Holdings Ltd., 5.50%, Series E(a)		21,822	536,821
Validus Holdings Ltd., 5.875%, Series A(a)		20,308	519,885
Validus Holdings Ltd., 5.80%, Series B(a)		49,597	1,255,300

			2,312,006

REINSURANCE	0.2%
Reinsurance Group of America, 5.75% to 6/15/26, due 6/15/56(b)		26,337	693,190

REINSURANCE—FOREIGN	1.4%
Arch Capital Group Ltd., 5.25%, Series E(a)		75,000	1,820,250
Arch Capital Group Ltd., 5.45%, Series F(a)		58,763	1,442,044
Aspen Insurance Holdings Ltd., 5.95% to 7/1/23 (Bermuda)(a),(b)		42,996	1,126,925

			4,389,219

TOTAL INSURANCE			12,828,667

PIPELINES	0.4%
NuStar Energy LP, 7.625% to 6/15/22, Series B(a),(b)		59,552	1,298,234

		Number of Shares		Value
REAL ESTATE	1.2%
DIVERSIFIED	0.8%
VEREIT, 6.70%, Series F(a)		110,372		$2,803,449

SPECIALTY	0.4%
QTS Realty Trust, 7.125% to 3/15/23, Series A(a)		48,450		1,230,145

TOTAL REAL ESTATE				4,033,594

TECHNOLOGY—SOFTWARE	0.5%
eBay, 6.00%, due 2/1/56		58,356		1,537,097

UTILITIES	1.5%
Dominion Resources, 5.25%, due 7/30/76, Series A		36,500		884,760
SCE Trust III, 5.75% to 3/15/24, Series H(a),(b)		40,150		1,066,786
SCE Trust IV, 5.375% to 9/15/25, Series J(a),(b)		46,177		1,186,749
SCE Trust V, 5.45% to 3/15/26, Series K(a),(b)		29,685		771,216
SCE Trust VI, 5.00%(a)		43,544		985,836

				4,895,347

TOTAL PREFERRED SECURITIES—$25 PAR VALUE (Identified cost—$81,566,872)				84,760,848

		Principal Amount
PREFERRED SECURITIES—CAPITAL SECURITIES	108.1%
BANKS	24.0%
AgriBank FCB, 6.875% to 1/1/24(a),(b)		$26,000	†	2,809,625
Bank of America Corp., 6.10% to 3/17/25, Series AA(a),(b)		1,500,000		1,580,625
Bank of America Corp., 6.30% to 3/10/26, Series DD(a),(b)		900,000		967,500
Bank of America Corp., 5.397% to 7/30/18, Series K(a),(b)		975,000		976,219
Bank of America Corp., 8.125% to 5/15/18, Series M(a),(b)		1,790,000		1,799,398
Bank of America Corp., 6.25% to 9/5/24, Series X(a),(b)		2,000,000		2,122,700
Bank of America Corp., 6.50% to 10/23/24, Series Z(a),(b)		5,314,000		5,719,724
Citigroup, 5.90% to 2/15/23(a),(b)		640,000		661,600
Citigroup, 6.125% to 11/15/20, Series R(a),(b)		2,026,000		2,134,087
Citigroup, 6.25% to 8/15/26, Series T(a),(b)		2,205,000		2,331,787
Citigroup Capital III, 7.625%, due 12/1/36		4,115,000		5,447,553
CoBank ACB, 6.25% to 10/1/22, Series F(a),(b)		25,000	†	2,650,000
CoBank ACB, 6.125%, Series G(a)		25,000	†	2,550,000
CoBank ACB, 6.25% to 10/1/26, Series I(a),(b)		2,734,000		2,924,789
Countrywide Capital III, 8.05%, due 6/15/27, Series B		1,815,000		2,282,909
Farm Credit Bank of Texas, 6.75% to 9/15/23, 144A(a),(b),(d),(e)		40,000	†	4,340,000
Farm Credit Bank of Texas, 10.00%, Series I(a)		10,000	†	11,750,000

		Principal Amount	Value
JPMorgan Chase & Co., 7.90% to 4/30/18, Series I(a),(b)		$1,230,000	$1,237,811
JPMorgan Chase & Co., 6.75% to 2/1/24, Series S(a),(b)		7,575,000	8,273,794
JPMorgan Chase & Co., 6.10% to 10/1/24, Series X(a),(b)		1,615,000	1,697,769
PNC Financial Services Group, 6.75% to 8/1/21(a),(b)		3,250,000	3,531,937
Wells Fargo & Co., 5.895% to 6/15/18, Series K (FRN) (3 Month US LIBOR + 3.77%)(a),(c)		3,150,000	3,199,108
Wells Fargo & Co., 5.875% to 6/15/25, Series U(a),(b)		3,450,000	3,633,712
Wells Fargo Capital X, 5.95%, due 12/15/36, (TruPS)		2,325,000	2,522,625

			77,145,272

BANKS—FOREIGN	42.2%
Australia & New Zealand Banking Group Ltd./United Kingdom, 6.75% to 6/15/26, 144A (Australia)(a),(b),(d)		1,600,000	1,704,000
Banco Bilbao Vizcaya Argentaria SA, 6.125% to 11/16/27 (Spain)(a),(b)		600,000	583,200
Banco Bilbao Vizcaya Argentaria SA, 8.875% to 4/14/21 (EUR) (Spain)(a),(b)		2,200,000	3,210,717
Banco de Sabadell SA, 6.125% to 11/23/22 (EUR) (Spain)(a),(b)		1,600,000	2,068,959
Banco Santander SA, 4.75% to 3/19/25 (EUR) (Spain)(a),(b)		600,000	742,511
Banco Santander SA, 5.25% to 9/29/23 (EUR) (Spain)(a),(b)		1,200,000	1,561,773
Banco Santander SA, 6.75% to 4/25/22 (EUR) (Spain)(a),(b)		1,400,000	1,942,518
Barclays PLC, 7.875% to 3/15/22 (United Kingdom)(a),(b)		3,400,000	3,618,889
Barclays PLC, 8.25% to 12/15/18 (United Kingdom)(a),(b)		593,000	613,405
BNP Paribas, 7.195% to 6/25/37, 144A (France)(a),(b),(d)		3,375,000	3,754,687
BNP Paribas SA, 7.375% to 8/19/25, 144A (France)(a),(b),(d)		2,200,000	2,398,000
BNP Paribas SA, 7.625% to 3/30/21, 144A (France)(a),(b),(d)		2,600,000	2,798,250
CaixaBank SA, 5.25% to 3/23/26 (EUR) (Spain)(a),(b)		2,000,000	2,462,437
Credit Agricole SA, 6.625% to 9/23/19, 144A (France)(a),(b),(d)		1,800,000	1,851,750
Credit Agricole SA, 7.875% to 1/23/24, 144A (France)(a),(b),(d)		1,000,000	1,089,160
Credit Agricole SA, 8.125% to 12/23/25, 144A (France)(a),(b),(d)		3,250,000	3,711,123
Credit Suisse Group AG, 7.125% to 7/29/22 (Switzerland)(a),(b)		4,500,000	4,708,125
Credit Suisse Group AG, 6.25% to 12/18/24, 144A (Switzerland)(a),(b),(d)		800,000	822,912
Credit Suisse Group AG, 7.50% to 12/11/23, 144A (Switzerland)(a),(b),(d)		1,087,000	1,179,505
Danske Bank A/S, 6.125% to 3/28/24 (Denmark)(a),(b)		1,200,000	1,221,300
Deutsche Bank AG, 7.50% to 4/30/25 (Germany)(a),(b)		2,000,000	2,003,740
DNB Bank ASA, 5.75% to 3/26/20 (Norway)(a),(b)		1,400,000	1,421,000
DNB Bank ASA, 6.50% to 3/26/22 (Norway)(a),(b)		3,000,000	3,127,128
Dresdner Funding Trust I, 8.151%, due 6/30/31, 144A (Germany)(d)		2,307,869	2,936,475

	Principal Amount	Value
HSBC Capital Funding LP, 10.176% to 6/30/30, 144A (United Kingdom)(a),(b),(d)	$6,150,000	$9,659,313
HSBC Holdings PLC, 5.625% to 1/17/20 (United Kingdom)(a),(b)	800,000	809,000
HSBC Holdings PLC, 6.25% to 3/23/23 (United Kingdom)(a),(b)	2,200,000	2,252,250
HSBC Holdings PLC, 6.375% to 9/17/24 (United Kingdom)(a),(b)	600,000	609,000
HSBC Holdings PLC, 6.375% to 3/30/25 (United Kingdom)(a),(b)	3,800,000	3,918,750
HSBC Holdings PLC, 6.50% to 03/23/28 (United Kingdom)(a),(b)	1,200,000	1,225,500
HSBC Holdings PLC, 6.875% to 6/1/21 (United Kingdom)(a),(b)	2,600,000	2,752,750
ING Groep N.V., 6.00% to 4/16/20 (Netherlands)(a),(b)	400,000	411,000
ING Groep N.V., 6.875% to 4/16/22 (Netherlands)(a),(b)	2,800,000	2,936,668
Intesa Sanpaolo SpA, 7.00% to 1/19/21, Series EMTN (EUR) (Italy)(a),(b)	400,000	537,302
Itau Unibanco Holding SA/Cayman Island, 6.125% to 12/12/22, 144A (Brazil)(a),(b),(d)	1,800,000	1,766,250
Itau Unibanco Holding SA/Cayman Island, 6.50% to 3/19/23, 144A (Brazil)(a),(b),(d)	800,000	792,584
Lloyds Banking Group PLC, 7.50% to 6/27/24 (United Kingdom)(a),(b)	1,937,000	2,104,066
Lloyds Banking Group PLC, 6.657% to 5/21/37, 144A (United Kingdom)(a),(b),(d)	1,350,000	1,509,469
Macquarie Bank Ltd./London, 6.125% to 3/8/27, 144A (Australia)(a),(b),(d)	600,000	588,750
Nationwide Building Society, 10.25% (GBP) (United Kingdom)(a)	2,060,000	4,523,134
Rabobank Nederland, 11.00% to 6/30/19, 144A (Netherlands)(a),(b),(d)	8,000,000	8,778,080
Royal Bank of Scotland Group PLC, 7.50% to 8/10/20 (United Kingdom)(a),(b)	800,000	834,000
Royal Bank of Scotland Group PLC, 7.648% to 9/30/31 (United Kingdom)(a),(b)	2,277,000	2,857,635
Royal Bank of Scotland Group PLC, 8.00% to 8/10/25 (United Kingdom)(a),(b)	1,400,000	1,538,250
Royal Bank of Scotland Group PLC, 8.625% to 8/15/21 (United Kingdom)(a),(b)	5,400,000	5,879,250
Skandinaviska Enskilda Banken AB, 5.75% to 5/13/20, Series EMTN (Sweden)(a),(b)	1,800,000	1,822,225
Societe Generale SA, 7.375% to 9/13/21, 144A (France)(a),(b),(d)	2,200,000	2,345,750
Societe Generale SA, 7.875% to 12/18/23, 144A (France)(a),(b),(d)	3,400,000	3,693,250
Societe Generale SA, 8.25% to 11/29/18, Series EMTN (France)(a),(b)	600,000	619,552
Standard Chartered PLC, 6.50% to 4/2/20, 144A (United Kingdom)(a),(b),(d)	1,800,000	1,843,837
Standard Chartered PLC, 7.50% to 4/2/22, 144A (United Kingdom)(a),(b),(d)	2,400,000	2,544,000

		Principal Amount	Value
Standard Chartered PLC, 7.75% to 4/2/23, 144A (United Kingdom)(a),(b),(d)		$1,550,000	$1,660,437
Swedbank AB, 6.00% to 3/17/22 (Sweden)(a),(b)		2,800,000	2,863,000
UBS Group AG, 6.875% to 8/7/25 (Switzerland)(a),(b)		1,600,000	1,689,400
UBS Group AG, 6.875% to 3/22/21 (Switzerland)(a),(b)		1,400,000	1,470,818
UBS Group AG, 7.00% to 2/19/25 (Switzerland)(a),(b)		600,000	646,875
UBS Group AG, 7.125% to 2/19/20 (Switzerland)(a),(b)		700,000	729,470
UBS Group AG, 7.125% to 8/10/21 (Switzerland)(a),(b)		2,200,000	2,322,522
UniCredit SpA, 6.625% to 6/3/23 (EUR) (Italy)(a),(b)		1,000,000	1,338,436
UniCredit SpA, 6.75% to 9/10/21, Series EMTN (EUR) (Italy)(a),(b)		1,400,000	1,859,820

			135,263,957

FOOD	1.5%
Land O’ Lakes, 7.25%, 144A(a),(d)		4,250,000	4,749,375

INDUSTRIALS—DIVERSIFIED MANUFACTURING	3.0%
General Electric Co., 5.00% to 1/21/21, Series D(a),(b)		9,691,000	9,606,204

INSURANCE	25.0%
LIFE/HEALTH INSURANCE	9.0%
MetLife, 9.25%, due 4/8/38, 144A(d)		5,599,000	7,642,635
MetLife, 5.25% to 6/15/20, Series C(a),(b)		2,123,000	2,175,523
MetLife, 5.875% to 3/15/28, Series D(a),(b)		2,450,000	2,495,938
MetLife Capital Trust IV, 7.875%, due 12/15/37, 144A(d)		2,473,000	3,115,980
Prudential Financial, 5.20% to 3/15/24, due 3/15/44(b)		1,075,000	1,095,156
Prudential Financial, 5.625% to 6/15/23, due 6/15/43(b)		7,364,000	7,732,200
Prudential Financial, 5.875% to 9/15/22, due 9/15/42(b)		1,200,000	1,264,500
Voya Financial, 5.65% to 5/15/23, due 5/15/53(b)		3,070,000	3,139,075

			28,661,007

LIFE/HEALTH INSURANCE—FOREIGN	11.2%
ASR Nederland NV, 4.625% to 10/19/27 (EUR) (Netherlands)(a),(b)		800,000	1,021,294
Assicurazioni Generali SpA, 4.596% to 11/21/25, Series EMTN (EUR) (Italy)(a),(b)		800,000	1,053,396
Dai-ichi Life Insurance Co. Ltd., 4.00% to 7/24/26, 144A (Japan)(a),(b),(d)		4,400,000	4,199,360
Dai-ichi Life Insurance Co. Ltd., 7.25% to 7/25/21, 144A (Japan)(a),(b),(d)		1,000,000	1,107,500
Fukoku Mutual Life Insurance Co., 6.50% to 9/19/23 (Japan)(a),(b)		1,951,000	2,154,977
La Mondiale SAM, 4.80% to 1/18/28, due 1/18/48 (France)(b)		1,000,000	922,917
La Mondiale Vie, 7.625% to 4/23/19 (France)(a),(b)		3,100,000	3,213,956
Meiji Yasuda Life Insurance Co., 5.20% to 10/20/25, due 10/20/45, 144A (Japan)(b),(d)		5,900,000	6,143,375

		Principal Amount		Value
Nippon Life Insurance Co., 4.70% to 1/20/26, due 1/20/46, 144A (Japan)(b),(d)		$3,400,000		$3,441,820
Nippon Life Insurance Co., 5.10% to 10/16/24, due 10/16/44, 144A (Japan)(b),(d)		1,000,000		1,042,500
Phoenix Group Holdings, 5.375%, due 7/6/27, Series EMTN (United Kingdom)		1,800,000		1,805,388
Prudential PLC, 7.75%, Series EMTN (United Kingdom)(a)		1,650,000		1,691,456
Sumitomo Life Insurance Co., 4.00% to 9/14/27, due 9/14/77, 144A (Japan)(b),(d)		4,000,000		3,778,883
Sumitomo Life Insurance Co., 6.50% to 9/20/23, due 9/20/73, 144A (Japan)(b),(d)		4,000,000		4,420,000

				35,996,822

PROPERTY CASUALTY	1.4%
Assurant, 7.00% to 3/27/28, due 3/27/48(b)		2,100,000		2,153,536
Liberty Mutual Group, 7.80%, due 3/7/37, 144A(d)		1,900,000		2,356,000

				4,509,536

PROPERTY CASUALTY—FOREIGN	2.8%
Direct Line Insurance Group PLC, 4.75% to 12/7/27 (GBP) (United Kingdom)(a),(b)		800,000		1,117,895
QBE Insurance Group Ltd., 6.75% to 12/2/24, due 12/2/44 (Australia)(b)		2,951,000		3,205,524
QBE Insurance Group Ltd., 5.25% to 5/16/25, Series EMTN (Australia)(a),(b)		1,200,000		1,167,655
QBE Insurance Group Ltd., 5.875% to 6/17/26, due 6/17/46, Series EMTN (Australia)(b)		1,600,000		1,657,461
VIVAT NV, 6.25% to 11/16/22 (Netherlands)(a),(b)		1,800,000		1,791,056

				8,939,591

REINSURANCE—FOREIGN	0.6%
Aquarius + Investments PLC, 6.375% to 9/1/19, due 9/1/24 (Ireland)(b)		1,000,000		1,030,000
Aquarius + Investments PLC, 8.25% to 9/1/18, Series EMTN (Ireland)(a),(b)		910,000		925,538

				1,955,538

TOTAL INSURANCE				80,062,494

INTEGRATED TELECOMMUNICATIONS SERVICES	1.9%
Centaur Funding Corp., 9.08%, due 4/21/20, 144A (Cayman Islands)(d)		3,500	†	3,937,486
SoftBank Group Corp., 3.125%, due 9/19/25 (EUR) (Japan)		400,000		463,437
SoftBank Group Corp., 4.75%, due 9/19/24 (Japan)		200,000		193,693

		Principal Amount	Value
SoftBank Group Corp., 5.00%, due 4/15/28 (EUR) (Japan)		$500,000	$605,363
SoftBank Group Corp., 5.375%, due 7/30/22 (Japan)		320,000	324,000
SoftBank Group Corp., 6.875% to 7/19/27 (Japan)(a),(b)		650,000	620,067

			6,144,046

MATERIAL—METALS & MINING	1.9%
BHP Billiton Finance USA Ltd., 6.75% to 10/20/25, due 10/19/75, 144A (Australia)(b),(d)		5,400,000	6,075,000

PIPELINES	4.6%
Enbridge, 6.25% to 3/1/28, due 3/1/78 (Canada)(b)		4,450,000	4,423,121
Enbridge, 6.00% to 1/15/27, due 1/15/77, Series 16-A (Canada)(b)		989,000	979,110
Plains All American Pipeline LP, 6.125% to 11/15/22, Series B(a),(b)		860,000	832,050
Transcanada Trust, 5.30% to 3/15/27, due 3/15/77 (Canada)(b)		1,725,000	1,706,671
Transcanada Trust, 5.625% to 5/20/25, due 5/20/75 (Canada)(b)		1,290,000	1,325,475
Transcanada Trust, 5.875% to 8/15/26, due 8/15/76, Series 16-A (Canada)(b)		5,337,000	5,577,165

			14,843,592

UTILITIES—ELECTRIC UTILITIES—FOREIGN	4.0%
Emera, 6.75% to 6/15/26, due 6/15/76, Series 16-A (Canada)(b)		6,600,000	7,161,000
Enel SpA, 8.75% to 9/24/23, due 9/24/73, 144A (Italy)(b),(d)		4,847,000	5,761,871

			12,922,871

TOTAL PREFERRED SECURITIES—CAPITAL SECURITIES (Identified cost—$327,023,845)			346,812,811

CORPORATE BONDS—INSURANCE-PROPERTY CASUALTY	2.1%
Liberty Mutual Insurance, 7.697%, due 10/15/97, 144A(d)		4,829,000	6,708,808

TOTAL CORPORATE BONDS (Identified cost—$4,343,455)			6,708,808

		Number of Shares
SHORT-TERM INVESTMENTS	1.8%
MONEY MARKET FUNDS
State Street Institutional Treasury Money Market Fund, Premier Class, 1.51%(f)		5,664,013	5,664,013

TOTAL SHORT-TERM INVESTMENTS (Identified cost—$5,664,013)			5,664,013

TOTAL INVESTMENTS IN SECURITIES(g) (Identified cost—$418,598,185)	138.4%		443,946,480
LIABILITIES IN EXCESS OF OTHER ASSETS	(38.4)		(123,083,231)

NET ASSETS (Equivalent to $26.74 per share based on 11,997,748 shares of common stock outstanding)	100.0%		$320,863,249

Note: Percentages indicated are based on the net assets of the Fund.

*	March 29, 2018 represents the last business day of the Fund’s quarterly period. See Note 1 of the accompanying notes to the Schedule of Investments.
†	Represents shares.
(a)	Perpetual security. Perpetual securities have no stated maturity date, but they may be called/redeemed by the issuer. The date indicated, if any, represents the next call date.
(b)	Security converts to floating rate after the indicated fixed-rate coupon period.
(c)	Variable rate. Rate shown is in effect at March 29, 2018.
(d)	Resale is restricted to qualified institutional investors. Aggregate holdings amounted to $126,248,175 or 39.3% of the net assets of the Fund, of which 0.0% are illiquid.
(e)	Security value is determined based on significant unobservable inputs (Level 3).
(f)	Rate quoted represents the annualized seven-day yield of the fund.
(g)	Securities held by the Fund are subject to a lien, granted to the lender, to the extent of the borrowing outstanding in connection with the Fund’s revolving credit agreement.

Centrally Cleared Interest Rate Swap Contracts

Notional Amount	Fixed Rate Payable	Fixed Payment Frequency	Floating Rate(resets monthly) Receivable(a)	Floating Payment Frequency	Maturity Date	Upfront Payments (Receipts)	Unrealized Appreciation (Depreciation)	Value
$ 25,000,000	1.117%	Quarterly	1.808%	Monthly	10/19/21	$—	$1,104,825	$1,104,825
35,000,000	1.203%	Quarterly	1.808%	Monthly	10/19/22	—	1,921,486	1,921,486
13,000,000	1.848%	Quarterly	1.808%	Monthly	10/19/22	—	315,323	315,323
40,000,000	1.288%	Quarterly	1.808%	Monthly	10/19/23	—	2,562,849	2,562,849

						$—	$5,904,483	$5,904,483

(a)	Based on LIBOR (London Interbank Offered Rate). Represents rates in effect at March 29, 2018.

Forward Foreign Currency Echange Contracts

Counterparty	Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Appreciation (Depreciation)
Brown Brothers Harriman	EUR	11,340,547	USD	13,863,592	4/4/18	$(90,381)
Brown Brothers Harriman	EUR	867,180	USD	1,060,110	4/4/18	(6,911)
Brown Brothers Harriman	EUR	923,057	USD	1,138,960	4/4/18	3,185
Brown Brothers Harriman	EUR	258,952	USD	321,820	4/4/18	3,192
Brown Brothers Harriman	EUR	1,195,469	USD	1,481,047	4/4/18	10,083
Brown Brothers Harriman	GBP	3,285,700	USD	4,535,054	4/4/18	(74,785)
Brown Brothers Harriman	GBP	801,420	USD	1,106,152	4/4/18	(18,241)
Brown Brothers Harriman	USD	259,729	EUR	208,570	4/4/18	(3,094)
Brown Brothers Harriman	USD	1,123,855	GBP	801,420	4/4/18	538
Brown Brothers Harriman	USD	1,065,417	EUR	867,180	4/4/18	1,604
Brown Brothers Harriman	USD	4,607,636	GBP	3,285,700	4/4/18	2,204
Brown Brothers Harriman	USD	16,597,716	EUR	13,509,455	4/4/18	24,988
Brown Brothers Harriman	GBP	3,218,750	USD	4,518,835	5/2/18	(2,448)
Brown Brothers Harriman	GBP	797,178	USD	1,119,166	5/2/18	(606)
Brown Brothers Harriman	EUR	13,539,753	USD	16,667,707	5/3/18	(26,691)
Brown Brothers Harriman	EUR	866,270	USD	1,066,396	5/3/18	(1,708)
Brown Brothers Harriman	EUR	854,161	USD	1,056,976	5/3/18	3,803

						$(175,268)

The amount of all interest rate swap contracts and forward foreign currency exchange contracts as presented in the tables above are representative of the volume of activity for these derivative types during the period ended March 29, 2018.

Glossary of Portfolio Abbreviations

EUR	Euro Currency
FRN	Floating Rate Note
GBP	Great British Pound
LIBOR	London Interbank Offered Rate
TruPS	Trust Preferred Securities
USD	United States Dollar

COHEN & STEERS SELECT PREFERRED AND INCOME FUND, INC.

NOTES TO SCHEDULE OF INVESTMENTS (Unaudited)

Note 1. Quarterly Period

Since March 29, 2018 represents the last day during the Fund’s quarterly period on which the New York Stock Exchange was open for trading, the Fund’s Schedule of Investments have been presented through that date.

Note 2. Portfolio Valuation

Investments in securities that are listed on the New York Stock Exchange (NYSE) are valued, except as indicated below, at the last sale price reflected at the close of the NYSE on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and ask prices on such day or, if no ask price is available, at the bid price. Forward foreign currency exchange contracts are valued daily at the prevailing forward exchange rate. Centrally cleared interest rate swaps are valued at the price determined by the relevant exchange or clearinghouse. Over-the-counter (OTC) interest rate swaps are valued utilizing quotes received from a third-party pricing service. OTC options are valued based upon prices provided by a third-party pricing service or counterparty.

Securities not listed on the NYSE but listed on other domestic or foreign securities exchanges (including NASDAQ) are valued in a similar manner. Securities traded on more than one securities exchange are valued at the last sale price reflected at the close of the exchange representing the principal market for such securities on the business day as of which such value is being determined. If after the close of a foreign market, but prior to the close of business on the day the securities are being valued, market conditions change significantly, certain non-U.S. equity holdings may be fair valued pursuant to procedures established by the Board of Directors.

Readily marketable securities traded in the OTC market, including listed securities whose primary market is believed by Cohen & Steers Capital Management, Inc. (the investment manager) to be OTC, are valued on the basis of prices provided by a third-party pricing service or third-party broker-dealers when such prices are believed by the investment manager, pursuant to delegation by the Board of Directors, to reflect the fair value of such securities.

Fixed-income securities are valued on the basis of prices provided by a third-party pricing service or third-party broker-dealers when such prices are believed by the investment manager, pursuant to delegation by the Board of Directors, to reflect the fair value of such securities. The pricing services or broker-dealers use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services or broker-dealers may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services or broker-dealers also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features which are then used to calculate the fair values.

COHEN & STEERS SELECT PREFERRED AND INCOME FUND, INC.

NOTES TO SCHEDULE OF INVESTMENTS (Unaudited) (Continued)

Short-term debt securities with a maturity date of 60 days or less are valued at amortized cost, which approximates fair value. Investments in open-end mutual funds are valued at their closing net asset value (NAV).

The policies and procedures approved by the Fund’s Board of Directors delegate authority to make fair value determinations to the investment manager, subject to the oversight of the Board of Directors. The investment manager has established a valuation committee (Valuation Committee) to administer, implement and oversee the fair valuation process according to the policies and procedures approved annually by the Board of Directors. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

Securities for which market prices are unavailable, or securities for which the investment manager determines that the bid and/or ask price or a counterparty valuation does not reflect market value, will be valued at fair value, as determined in good faith by the Valuation Committee, pursuant to procedures approved by the Fund’s Board of Directors. Circumstances in which market prices may be unavailable include, but are not limited to, when trading in a security is suspended, the exchange on which the security is traded is subject to an unscheduled close or disruption or material events occur after the close of the exchange on which the security is principally traded. In these circumstances, the Fund determines fair value in a manner that fairly reflects the market value of the security on the valuation date based on consideration of any information or factors it deems appropriate. These may include, but are not limited to, recent transactions in comparable securities, information relating to the specific security and developments in the markets.

The Fund’s use of fair value pricing may cause the NAV of Fund shares to differ from the NAV that would be calculated using market quotations. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

Fair value is defined as the price that the Fund would expect to receive upon the sale of an investment or expect to pay to transfer a liability in an orderly transaction with an independent buyer in the principal market or, in the absence of a principal market, the most advantageous market for the investment or liability. The hierarchy of inputs that are used in determining the fair value of the Fund’s investments is summarized below.

•	Level 1 — quoted prices in active markets for identical investments
•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, credit risk, etc.)
•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

COHEN & STEERS SELECT PREFERRED AND INCOME FUND, INC.

NOTES TO SCHEDULE OF INVESTMENTS (Unaudited) (Continued)

The inputs or methodology used for valuing investments may or may not be an indication of the risk associated with those investments.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfer at the end of the period in which the underlying event causing the movement occurred. Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. There were no transfers between Level 1 and Level 2 investments as of March 29, 2018.

The following is a summary of the inputs used as of March 29, 2018 in valuing the Fund’s investments carried at value:

	Total	Quoted Prices in Active Markets for Identical Investments (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Preferred Securities—$25 Par Value:
Electric—Integrated Electric	$3,595,931	$1,279,362	$2,316,569	$—
Insurance—Multi-Line	3,378,677	2,247,152	1,131,525	—
Other Industries	77,786,240	77,786,240	—	—
Preferred Securities—Capital Securities:
Banks	77,145,272	—	72,805,272	4,340,000
Other Industries	269,667,539	—	269,667,539	—
Corporate Bonds	6,708,808	—	6,708,808	—
Short-Term Investments	5,664,013	—	5,664,013	—

Total Investments in Securities(a)	$443,946,480	$81,312,754	$358,293,726	$4,340,000	(b)

Interest Rate Swap Contracts	$5,904,483	$—	$5,904,483	$—
Forward Foreign Currency Exchange Contracts	49,597	—	49,597	—

Total Unrealized Appreciation in Other Financial Instruments(a)	$5,954,080	$—	$5,954,080	$—

Forward Foreign Currency Exchange Contracts	$(224,865)	$—	$(224,865)	$—

Total Unrealized Depreciation in Other Financial Instruments(a)	$(224,865)	$—	$(224,865)	$—

(a)	Portfolio holdings are disclosed individually on the Schedule of Investments.
(b)

Level 3 investments are valued by a third-party pricing service. The inputs for these securities are not readily available or cannot be reasonably estimated. A change in the significant unobservable inputs could result in a significantly lower or higher value in such Level 3 investments.

COHEN & STEERS SELECT PREFERRED AND INCOME FUND, INC.

NOTES TO SCHEDULE OF INVESTMENTS (Unaudited) (Continued)

The following is a reconciliation of investments for which significant unobservable inputs (Level 3) were used in determining fair value:

Preferred Securities – Capital Securities – Banks
Balance as of December 31, 2017	$—
Transfers in	4,340,000
Change in unrealized appreciation (depreciation)	—

Balance as of March 29, 2018	$4,340,000

The change in unrealized appreciation (depreciation) attributable to securities owned on March 29, 2018 which were valued using significant unobservable inputs (Level 3) amounted to $(60,000).

Note 3. Derivative Instruments

Forward Foreign Currency Exchange Contracts: The Fund enters into forward foreign currency exchange contracts to hedge the currency exposure associated with certain of its non-U.S. dollar denominated securities. A forward foreign currency exchange contract is a commitment between two parties to purchase or sell foreign currency at a set price on a future date. The market value of a forward foreign currency exchange contract fluctuates with changes in foreign currency exchange rates. These contracts are marked to market daily and the change in value is recorded by the Fund as unrealized appreciation and/or depreciation on forward foreign currency exchange contracts. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are included in net realized gain or loss on forward foreign currency exchange contracts. For federal income tax purposes, the Fund has made an election to treat gains and losses from forward foreign currency exchange contracts as capital gains and losses.

Forward foreign currency exchange contracts involve elements of market risk in excess of the amounts reflected on the Schedule of Investments. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the contract. Risks may also arise upon entering these contracts from the potential inability of the counterparties to meet the terms of their contracts. In connection with these contracts, securities may be identified as collateral in accordance with the terms of the respective contracts.

COHEN & STEERS SELECT PREFERRED AND INCOME FUND, INC.

NOTES TO SCHEDULE OF INVESTMENTS (Unaudited) (Continued)

Centrally Cleared Interest Rate Swap Contracts: The Fund uses interest rate swaps in connection with borrowing under its revolving credit agreement. The interest rate swaps are intended to reduce interest rate risk by countering the effect that an increase in short-term interest rates could have on the performance of the Fund’s shares as a result of the floating rate structure of interest owed pursuant to the revolving credit agreement. When entering into interest rate swaps, the Fund agrees to pay the other party to the interest rate swap (which is known as the counterparty) a fixed rate payment in exchange for the counterparty’s agreement to pay the Fund a variable rate payment that was intended to approximate the Fund’s variable rate payment obligation on the revolving credit agreement. The payment obligation is based on the notional amount of the swap. Depending on the state of interest rates in general, the use of interest rate swaps could enhance or harm the overall performance of the Fund. Swaps are marked-to-market daily and changes in the value are recorded as unrealized appreciation (depreciation).

Immediately following execution of the swap agreement, the swap agreement is novated to a central counterparty (the CCP) and the Fund’s counterparty on the swap agreement becomes the CCP. The Fund is required to interface with the CCP through a broker. Upon entering into a centrally cleared swap, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are designated on the Schedule of Investments and cash deposited is recorded as cash pledged for centrally cleared swaps. The daily change in valuation of centrally cleared swaps is recorded as a receivable or payable for variation margin. Payments received from or paid to the counterparty, including at termination, are recorded as realized gain (loss).

Swap agreements involve, to varying degrees, elements of market and counterparty risk, and exposure to loss in excess of the related amounts reflected on the Schedule of Investments. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

Item 2. Controls and Procedures

(a)

The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) are effective based on their evaluation of these disclosure controls and procedures required by Rule 30a-3(b) under the Investment Company Act of 1940 and Rule 13a-15(b) or 15d-15(b) under the Securities Exchange Act as of a date within 90 days of the filing of this report.

(b)

During the last fiscal quarter, there were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3. Exhibits

(a)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

COHEN & STEERS SELECT PREFERRED AND INCOME FUND, INC.

By:	/s/ Adam M. Derechin
Name: Adam M. Derechin Title: President and Principal Executive Officer

Date: May 25, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Adam M. Derechin	By:	/s/ James Giallanza
	Name: Adam M. Derechin Title: President and Principal Executive Officer		Name: James Giallanza Title: Principal Financial Officer

Date: May 25, 2018